UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14C
(RULE 14C-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Check the appropriate box:
☒	Preliminary Information Statement
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☐	Definitive Information Statement
Cenntro Inc.
(Name of Registrant as Specified in its Charter)
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Cenntro Inc.
33 Wood Avenue South, Suite 600, PMB #3572
Iselin, New Jersey 08830
NOTICE OF ACTION TAKEN PURSUANT TO WRITTEN CONSENT OF MAJORITY STOCKHOLDERS
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY
You are not being asked to take or approve any action.
This Information Statement is being provided to you solely for your information.
Dear Stockholders:
This information statement (the “Information Statement”) is first being furnished by Cenntro Inc., a Nevada corporation (the “Company”, “we”, “us”, “our”, “Cenntro,” or “CENN”) on or about June 30, 2026, to holders of shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to action taken by written consent in lieu of a meeting, on June 12, 2026 (the “Written Consent”) by the stockholders of 1,394,562 shares of Common Stock, representing a majority of shares of Common Stock issued and outstanding (the “Majority Stockholders”) of the Company.
The Written Consent constitutes the consent of the Majority Stockholders and is sufficient under the Nevada Revised Statutes, as amended, and our Articles of Incorporation, as amended and restated from time to time, and our Bylaws, as amended from time to time (together with the Amended and Restated Articles of Incorporation, the “Charter Documents”) to approve the actions described herein. Accordingly, they are not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first sent or given to the stockholders.
The Written Consent approved:
(1)
The increase of the authorized shares of Common Stock from 16,666,667 shares, par value $0.0001 per share, to 3,000,000,000 shares, par value $0.0001 per share, and preferred stock from 1,666,667 shares, par value $0.0001 per share, to 100,000,000 shares, par value $0.0001 per share;

(2)
The approval of a reverse stock split of the authorized and unauthorized capital stock of the Company, at a ratio ranging between 1-for-2 and 1-for-250, with the exact ratio to be determined by the Board of Directors in its sole discretion, to be effected at any time prior to the one-year anniversary of the date of approval of this resolution; and

(3)	The approval of a Certificate of Change Pursuant to NRS 78.209 to the Company’s Articles of Incorporation, substantially in the form presented to the stockholders and attached as Annex B hereto.
As described in this Information Statement, the foregoing action was approved unanimously by the Board of Directors and subsequently by the Majority Stockholders by Written Consent.
The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. This Information Statement, including the Preliminary Information Statement, was first furnished to you on or about June 30, 2026.
PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTER DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

June 30, 2026	By Order of the Board of Directors,

Peter Z. Wang
Director, Chief Executive Officer and Chairman of the Board of Directors

i

INFORMATION STATEMENT FOR STOCKHOLDERS
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY
General Information
This information statement (the “Information Statement”) is first being furnished by Cenntro Inc., a Nevada corporation (the “Company”, “we”, “us”, “our”, or “CENN”) on or about June 30, 2026, to holders of shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to action taken by written consent in lieu of a meeting, on June 12, 2026 (the “Written Consent”) by the stockholders of 1,394,562 shares of Common Stock, representing a majority of shares of Common Stock issued and outstanding (the “Majority Stockholders”) of the Company.
The Written Consent constitutes the consent of the Majority Stockholders and is sufficient under the Nevada Revised Statutes, as amended, and our Articles of Incorporation, as amended and restated from time to time, and our Bylaws, as amended from time to time (together with the Amended and Restated Articles of Incorporation, the “Charter Documents”) to approve the actions described herein. Accordingly, they are not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first sent or given to the stockholders.
Copies of this Information Statement were first being furnished on or about June 30, 2026 to holders of Common Stock.
This Information Statement is being furnished by us to our stockholders, to inform our stockholders that the board of directors of the Company (the “Board”) and the Majority Stockholders, have taken and approved the following actions:
(1)
The increase of the authorized shares of Common Stock from 16,666,667 shares, par value $0.0001 per share, to 3,000,000,000 shares, par value $0.0001 per share, and preferred stock from 1,666,667 shares, par value $0.0001 per share, to 100,000,000 shares, par value $0.0001 per share;

(2)
The approval of a reverse stock split of the authorized and unauthorized capital stock of the Company, at a ratio ranging between 1-for-2 and 1-for-250, with the exact ratio to be determined by the Board of Directors in its sole discretion, to be effected at any time prior to the one-year anniversary of the date of approval of this resolution; and

(3)	The approval of a Certificate of Change Pursuant to NRS 78.209 to the Company’s Articles of Incorporation, substantially in the form presented to the stockholders and attached as Annex B hereto.
No dissenters’ or appraisal rights under the Nevada Revised Statutes, as amended, and the Charter Documents are afforded to the Company’s stockholders as a result of the approval of the action set forth above.
Vote Required
To be approved, the above action must receive the affirmative vote of a majority of the issued and outstanding shares of our capital stock entitled to vote, voting together as a single class, which has already occurred by virtue of the Written Consent signed by the Majority Stockholders. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder. As of June 12, 2026, the Company had 2,465,452 shares of Common Stock issued and outstanding.
Delivery of Documents to Stockholders Sharing an Address
We will send only one copy of the Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement or other corporate materials to a stockholder at a shared address to which a single copy of the Information Statement was delivered. Additionally, if current stockholders with a shared address received multiple copies of the Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling the Company’s principal executive offices. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement to the Company at 33 Wood Avenue South, Suite 600, PMB #3572, Iselin, New Jersey 08830, telephone: (732) 820-6757.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of June 12, 2026, information regarding beneficial ownership of our capital stock based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:
•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;
•	each of our named executive officers that beneficially owns shares of our Common Stock;
•	each of our directors that beneficially owns shares of our Common Stock; and
•	all of our executive officers and directors as a group.
The percentage ownership information shown in the table is based upon 2,465,452 shares of Common Stock issued and outstanding as of June 12, 2026. Beneficial ownership is determined according to the rules of the U.S. Securities and Exchange Commission (“SEC”) and generally means that a holder has beneficial ownership of a security if such holder possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock within sixty (60) days of June 12, 2026. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the holders named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.
For purposes of computing the percentage of outstanding shares of our Common Stock held by each holder or group of holders named above, any shares of Common Stock that such holder or holders has the right to acquire within sixty (60) days of June 12, 2026 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table is 33 Wood Avenue South, Suite 600, PMB #3572, Iselin, New Jersey 08830.

Name and Address of Beneficial Owner(1):	Amount and Nature of Beneficial Ownership	Percentage of Class%
Directors and executive officers:
Executive Officers:
Peter Z. Wang(2)(3), Chief Executive Officer, Managing Director and Chairman of the Board	125,075	5.07%
Edward Ye(4), Chief Financial Officer	692	*%
Wei Zhong, Chief Technology Officer	—	—
Ming He(5), Treasurer	250	*%
Non-Executive Directors:
Charles Athle Nelson, Director	—	—
Guangguang “Steve” Qin, Director	—	—
Benjamin B. Ge(6), Director	664	*%
All officers and directors as a group (7 persons):	126,681	5.14%

5% Beneficial Owner
Fei Su	200,000	8.11%
Quanmin Lou	200,000	8.11%
Wei Zheng	200,000	8.11%
Xiaodong Zhu	200,000	8.11%
Xiaqing Yang	200,000	8.11%
JCE PARTNERS LLC(7)	138,331	5.61%

(1)
Percentage of total voting power represents voting power with respect to all shares of our Common Stock. Holders of Common Stock are entitled to one (1) vote per share for each share of Common Stock held by them.

(2)	Peter Z. Wang has sole voting and dispositive power over the shares held by Cenntro Enterprise Limited.

(3)
Consists of (i) 109,000 shares of common stock (“Acquisition Shares”) issued pursuant to an acquisition agreement CENN’s predecessor Naked Brand Group Limited (“NBG”) entered into with Cenntro Automotive Group Limited (“CAG”) on November 5, 2021 to effect a combination through reverse merger which occurred on December 30, 2021 (the “Combination”), whereby NBG purchased ordinary shares of CAG to effect the Combination using 174,853,546 ordinary shares held of record by Cenntro Enterprise Limited, (ii) 10,241 Acquisition Shares held of record by Trendway Capital Limited, each of which is wholly owned by Mr. Peter Wang, and (iii) 5,834 shares of Common Stock that Mr. Wang has the right to acquire from us, pursuant to the exercise of stock options granted under the Company’s 2023 equity incentive plan (the “2023 Plan”). Mr. Wang has voting and dispositive power over the securities held by each entity and as a result may be deemed to beneficially own the securities of such entities. Each of Cenntro Enterprise Limited and Trendway Capital Limited received such Acquisition Shares presented above following the closing of the Combination, pursuant to the Distribution.

(4)	Consists of 692 shares of Common Stock that Mr. Ye has the right to acquire from us pursuant to the exercise of stock options granted under the 2023 Plan.
(5)	Consists of 250 shares of Common Stock that Mr. He has the right to acquire from us pursuant to the exercise of stock options granted under 2023 Plan.
(6)
Consists of 497 shares of Common Stock beneficially owned by Mr. Ge, and 167 shares of Common Stock that Mr. Ge has the right to acquire from us pursuant to the exercise of stock options granted under the 2023 Plan.

(7)	JCE PARTNERS LLC is controlled by Dan Zhang. The registered address of JCE PARTNERS LLC is 641 N. Dupont Hwy, Ste. 201, Dover, DE 19901.

Directors, Executive Officers and Corporate Governance
The following table sets forth the name, age and position of each of our executive officers and directors as of the date of this Information Statement:

Name	Age	Position
Executive Officers:
Peter Z. Wang	71	Chief Executive Officer, Managing Director and Chairman of the Board
Edward Ye	36	Chief Financial Officer
Wei Zhong	48	Chief Technology Officer
Ming He	55	Treasurer
Non-Executive Directors:
Charles Athle Nelson(1)	73	Director
Guangguang “Steve” Qin(1)(2)(3)	70	Director
Benjamin B. Ge(1)(2)(3)	58	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nomination and Corporate Governance Committee
Peter Z. Wang, founded CAG, the former parent company of Cenntro, and served as its Chairman and Chief Executive Officer since 2013. Mr. Wang began serving as Managing Director, Chairman of the Board, and Chief Executive Officer of the Company immediately following the closing of the Combination in December 2021. Mr. Wang is an entrepreneur and investor in the electric vehicle and technology industries, and has founded or co-founded a number of companies in his career, including UTStarcom (a global telecom infrastructure provider), which went public in 2000, World Communication Group, an international telecommunication company, and Sinomachinery Group, a diesel power system (engine and transmission) manufacturer. Mr. Wang was named one of the Outstanding 50 Asian Americans in Business by Asian American Business Development Center in 2004, one of China’s 100 Most Innovative Businessmen by Fast Company Magazine in 2017, and one of the Most Intriguing Entrepreneurs by Goldman Sachs in 2019. Mr. Wang is also the chairman of the board of directors of Cenntro Enterprise Limited, a principal stockholder of the Company, and Greenland Technologies Holding Corp. (NASDAQ: GTEC), a transmission products manufacturing company. Mr. Wang holds Bachelor of Science degrees in Computer Science and Math, as well as a Master of Science degree in Electrical Engineering, from the University of Illinois at Chicago. Mr. Wang also holds a Master of Business Administration from Nova Southeastern University. We believe Mr. Wang is qualified to serve on our Board due to his extensive leadership and management experience, including his experience serving as founder and Chairman and Chief Executive Officer of CAG.
Edward Ye, has served as Cenntro’s Financial Director since December 2019 and became Acting Chief Financial Officer of the Company in March 2024. Prior to joining Cenntro, Mr. Ye was a Senior Associate at Deloitte Touche Tohmatsu Limited (“Deloitte”) from September 2012 to August 2017 where he was instrumental in the execution of initial public offerings in the US and Hong Kong. At Deloitte, Mr. Ye served a multitude of clients in industries such as education, manufacturing, energy and resources, retail, customer service, real estate, transportation, and telecommunications. Mr. Ye earned a Bachelor’s degree in Accounting from Hong Kong Baptist University and a Master of Science in Corporate Finance from Bayes Business School of the City, University of London, (formerly known as, the Case Business School). He is also a CFA Charterholder.
Wei Zhong, has been Cenntro’s Chief Technology Officer since 2013 and became our Chief Technology Officer immediately following the closing of the Combination in December 2021. Mr. Zhong has been instrumental in the development of our electric vehicle technologies and models, as well as the development of its supply chain. Prior to 2013, Mr. Zhong was employed with Hangzhou Jiuru Economic Information Consulting Co., Ltd., where he developed software for its enterprise information query platform. Prior to that time, Mr. Zhong served as a communication technology developer for Zhejiang Guangtong Network Technology Co., Ltd. Mr. Zhong holds a bachelor’s degree in Biotechnology from Zhejiang University.
Ming He, was appointed as Cenntro’s Treasurer in May 2022. Mr. He joined Cenntro Automotive Group, the predecessor of Cenntro Electric Group Pty Limited (“CEGL”), an Australian corporation, as Chief Financial Officer in

February 2014. Before his role at CAG, he served as the Chief Financial Officer of Shengkai Innovations, Inc. from March 2010 through April 2012, which completed its Nasdaq listing and public offerings. Between January 2007 and February 2010, Mr. He served as Chief Financial Officer of Zhongchai Machinery, Inc. From October 2004 until January 2007, Mr. He served as Senior Director at SORL Auto Parts, Inc. (“SORL”), where he guided SORL’s progress in the US capital market and closed a public offering in November 2006. Mr. He holds designations of Chartered Financial Analyst and Certified Public Accountant. He received his Master of Science in Accountancy in 2004 and Master of Business Administration in 2003 from University of Illinois at Urbana-Champaign. He also received his bachelor’s degree from Shanghai University of International Business and Economics (f.k.a. Shanghai Institute of Foreign Trade) in 1992.
Non-Employee Directors
Charles Athle Nelson, became a member of our Board on December 23, 2025, and serves on the Audit Committee. Mr. Nelson has been active in the capital markets for the past 35 years. He began his financial career as a market representative with American International Group and in 1979 joined Dean Witter Reynolds as a Financial Advisor, working with high net worth and institutional clients. In 1980, he joined Drexel Burnham and Lambert, and subsequently, at Ladenberg Thalmann and then at Auerbach Pollack and Richardson originated equity and investment banking transactions. Over the last 20 years, Mr. Nelson has been involved with financing companies in the fintech, healthcare and bio-pharma spaces through private equity and public financing including listings on the Nasdaq and the NYSE. Mr. Nelson holds a bachelor’s degree in arts from Villanova University and an MBA from Rutgers University. We believe Mr. Nelson is qualified to serve on the Board due to his extensive experience in the capital markets and financing matters.
Guangguang “Steve” Qin, became a member of our Board on May 31, 2025 and serves on the Nomination and Corporate Governance Committee, Audit Committee and Compensation Committee. Mr. Qin has over 30 years of experience in investment management across the finance, technology, and healthcare sectors. From 1993 to 1999, Mr. Qin served as Senior Vice President of United Pharmaceutical Industries in the United States. From 2001 to 2005, he served as Director and President, Asia-Pacific Region at Bridgecreek International. From 2006 to 2010, he was President of the China Region at PEM Group. From 2011 to 2015, Mr. Qin served as Senior Partner at Cybernaut (China) Investment. Between 2015 and 2019, he was Chief Representative for the China Region at American Education Center. From 2016 to 2021, he served as Dean of the West Lake Industrial Research Institute (China). Since 2016, he has been a Founding Partner of Winyin Capital. Since 2020, he has also served as Director and Founding Partner of Aventa Capital. Mr. Qin holds a B.A. in Philosophy and an M.A. in Ethnology from Minzu University of China. We believe Mr. Qin is qualified to serve on the Board due to his past experience in investment management matters.
Benjamin B. Ge, became a member of our Board following his election at the Company’s annual general meeting on May 31, 2022. Since February 2019, Mr. Ge has been the Chief Financial Officer of New Century Science & Technology Limited. Mr. Ge was a Managing Director at Citic Capital Holdings Limited, an alternative investment management and advisory company, from 2016 to 2019. Prior to joining Citic Capital, Mr. Ge was Regional Head (China) at Sequoia Capital Operations LLC, a venture capital firm focused on seed stage, mid stage, late stage, and growth investments in the fintech sector, from 2010 to 2016. Mr. Ge was Vice President of JP Morgan’s Global Special Opportunity Group from 2007 to 2009 and Vice President of UniCredit China Capital Ltd. from 2005 to 2007. Mr. Ge received a Bachelor of Economics degree from Southern China Normal University in 1989, as well as an Associate Diploma of Business in International Trade in 1991, a Post-Graduate Diploma of Finance in 1994, and a Master of Finance degree in 2001 from Royal Melbourne Institute of Technology. He is member of the Securities Institute of Australia. We believes Mr. Ge is qualified to serve on our Board due to his extensive experience in private equity and corporate finance matters.
Term of Office
Our directors are appointed for a one-year term to hold office until the next annual general meeting of our stockholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.
Board Committees
We have established three committees under the board of directors: an audit committee, a compensation committee and a nomination and corporate governance committee. We have adopted a charter for each of the three committees. Copies of our committee charters are posted on our corporate investor relations website.

Each committee’s members and functions are described below.
Audit Committee.
Our Audit Committee consists of Mr. Charles Athle Nelson, Mr. Guangguang “Steve” Qin and Mr. Benjamin B. Ge. Mr. Ge is the chairman of our Audit Committee. We have determined that these directors satisfy the “independence” requirements of NASDAQ Rule 5605 and Rule 10A-3 under the Securities Exchange Act of 1934. Our board of directors has determined that Mr. Ge qualifies as an Audit Committee financial expert and has the accounting or financial management expertise as required under Item 407(d)(5)(ii) and (iii) of Regulation S-K. The Audit Committee will oversee our accounting and financial reporting processes and the audits of the financial statements of our company. The Audit Committee is responsible for, among other things:
•	appointing the independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by the independent auditors;
•	reviewing with the independent auditors any audit problems or difficulties and management’s response;
•	discussing the annual audited financial statements with management and the independent auditors;
•	reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any steps taken to monitor and control major financial risk exposures;
•	reviewing and approving all proposed related party transactions;
•	meeting separately and periodically with management and the independent auditors; and
•	monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance.
The Audit Committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of Nasdaq. All audit services to be provided to us and all permissible non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm will be approved in advance by the Audit Committee.
Compensation Committee.
Our Compensation Committee consists of Mr. Guangguang “Steve” Qin and Mr. Benjamin B. Ge. Mr. Qin is the chairman of our Compensation Committee. The Compensation Committee assists the board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. Our Chief Executive Officer may not be present at any committee meeting during which his compensation is deliberated. The Compensation Committee is responsible for, among other things:
•	reviewing and approving, or recommending to the board for its approval, the compensation for our Chief Executive Officer and other executive officers;
•	reviewing and recommending to the shareholders for determination with respect to the compensation of our directors;
•	reviewing periodically and approving any incentive compensation or equity plans, programs or similar arrangements; and
•	selecting compensation consultant, legal counsel or other adviser only after taking into consideration all factors relevant to that person’s independence from management.
The Compensation Committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of Nasdaq.

Nomination Committee.
Our Nomination and Corporate Governance Committee consists of Mr. Guangguang “Steve” Qin and Mr. Benjamin B. Ge. Mr. Qin is the chairman of our Nomination and Corporate Governance Committee. The Nomination and Corporate Governance Committee assists the board of directors in selecting individuals qualified to become our directors and in determining the composition of the board and its committees. The Nomination and Corporate Governance Committee is responsible for, among other things:
•	selecting and recommending to the board nominees for election by the shareholders or appointment by the board;
•	reviewing annually with the board the current composition of the board with regards to characteristics such as independence, knowledge, skills, experience and diversity;
•	making recommendations on the frequency and structure of board meetings and monitoring the functioning of the committees of the board; and
•
advising the board periodically with regards to significant developments in the law and practice of corporate governance as well as our compliance with applicable laws and regulations, and making recommendations to the board on all matters of corporate governance and on any remedial action to be taken.

The Nomination and Corporate Governance Committee operates under a written charter, which satisfies the applicable rules of the SEC and the Nasdaq listing rules.
Family Relationships
There are no family relationships between any of our directors or executive officers.
Certain Legal Proceedings
To our knowledge, no director, nominee for director, or executive officer of the Company has been a party in any legal proceeding material to an evaluation of his ability or integrity during the past ten years.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and beneficial owners of more than 10% of any class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are also required to furnish the Company with copies of all such filings.
Based solely on a review of the reports filed with the SEC, the Company believes that all required filings under Section 16(a) were timely made during the fiscal year ended December 31, 2025.
Code of Business Conduct and Ethics
We adopted a Code of Ethics applicable to its directors, officers, and employees. This includes our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The code of ethics codifies the business and ethical principles that govern all aspects of our business. We have never waived any provisions of the code of business ethics. We have previously filed our form of code of ethics as an exhibit to our registration statement in connection with our initial public offering. The full text of our Code of Ethics is posted on our website at https://ir.cenntroauto.com/static-files/fd697ea5-17b6-4536-bfe2-5539e84305f3.
Hedging and Pledging Policies
The Company maintains an insider trading policy (the “Insider Trading Policy”) that prohibits our directors, officers that are subject to Section 16 of the Exchange Act, and certain other designated employees from (i) purchasing and selling put options, call options or other derivatives of Company securities and (ii) engaging in short sales of Company securities. In addition, the Insider Trading Policy prohibits our officers that are not subject to Section 16 of the Exchange Act, assistants and secretaries of insiders and certain other designated employees from engaging in short sales of Company securities. These prohibitions apply to Company securities held directly and indirectly by the aforementioned parties including Company securities granted as part of compensation to such aforementioned parties. There are no categories of hedging transactions that are specifically permitted by the Insider Trading Policy.

Compensation Recovery Policy
Under the Sarbanes-Oxley Act, in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our executive officers. The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results.
Our Board s approved the adoption of the Executive Compensation Recovery Policy (the “Recovery Policy”) in order to comply with the clawback rules adopted by the SEC under the rule, and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Recovery Rules”).
The Recovery Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from our current and former executive officers as defined in Rule 10D-1 under the Exchange Act (“Covered Officers”) in the event that we are required to prepare an accounting restatement, in accordance with the Recovery Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Recovery Policy, our Board may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which we are required to prepare an accounting restatement.

Executive Compensation
For the year ended December 31, 2025, Cenntro’s named executive officers (“Named Executive Officers” or “NEOs”) were:
•	Peter Z. Wang, Chief Executive Officer;
•	Edward Ye, Chief Financial Officer;
•	Ming He, Treasurer; and
The objective of Cenntro’s compensation program is to provide a total compensation package to each NEO that will enable Cenntro to attract, motivate and retain outstanding individuals, align the interests of our executive team with those of our equity holders, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and reward NEOs for performance.

Summary Compensation Table:

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Peter Z. Wang Chief Executive Officer	2025	350,000		1,234,596(1)		1,584,596
	2024	350,000	—	1,234,596(1)	—	1,584,596
Edward Ye(2) Chief Financial Officer	2025	94,434		71,660(3)		166,094
	2024	85,368		71,660(3)		157,028
Ming He Treasurer	2025	250,000		53,774(4)		303,774
	2024	250,000		53,774(4)		303,774

(1)
On May 3, 2022, Mr. Wang was granted an option to purchase 350,000 shares of common stock of the Company under the former 2022 Stock Incentive Plan (the “2022 Plan”), with an exercise price per share equal to $1.8480 per share of incentive stock options and $1.6800 per share of non-statutory stock options, which is equal to the price per share of common stock of the Company on the date of grant of the option, out of which 87,500 and 87,500 options vested during the years ended December 31, 2025, and December 31, 2024, fair value of which is represented here, respectively.

(2)
On March 1, 2024, our Board appointed Mr. Edward Ye as Acting Chief Financial Officer of the Company. Mr. Edmond Cheng served as Chief Financial Officer prior to his resignation from the Company on March 1, 2024.

(3)
On May 3, 2022, Mr. Ye was granted an option to purchase 20,000 shares of common stock of the Company under the former 2022 Stock Incentive Plan (the “2022 Plan”), with an exercise price per share equal to $16.800 per share, which is equal to the price per share of common stock of the Company on the date of grant of the option, out of which 5,000 and 5,000 options vested during the years ended December 31, 2025, and December 31, 2024, fair value of which is represented here, respectively.

(4)
On May 3, 2022, Mr. He was granted an option to purchase 15,000 shares of common stock of the Company under the former 2022 Stock Incentive Plan (the “2022 Plan”), with an exercise price per share equal to $16.800 per share, which is equal to the price per share of common stock of the Company on the date of grant of the option, out of which 3,752 and 3,752 options vested during the years ended December 31, 2025, and December 31, 2024, fair value of which is represented here, respectively.

Policies and Practices Related to the Timing of Equity Awards
We grant stock options and other equity awards from time to time pursuant to our equity incentive plans. The timing of such awards is generally based on predetermined schedules or compensation committee approvals and is not intended to take into account the timing of the release of material nonpublic information (“MNPI”).
We do not grant equity awards in anticipation of the release of MNPI that is likely to result in changes to the price of our common stock, and do not time the public release of such information based on award grant dates. During the fiscal year ended December 31, 2025, we have not made awards to any named executive officer or director during the period beginning four business days before and ending one business day after the filing of our periodic or current report, and we have not timed the disclosure of MNPI for the purpose of affecting the value of executive compensation.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the outstanding equity awards as of December 31, 2025 for each of our Named Executive Officers:

Name	Number of Securities Underlying Unexercised Options (#) Exercisabe	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Peter Z. Wang Chief Executive Officer	23,812	5,953	—	18.4800	May 03, 2027	5,953	810	—	—
	304,313	15,922	—	16.8000	May 03, 2032	15,922	2,167	—	—
Edward Ye Chief Financial Officer	18,750	1,250	—	16.8000	May 03, 2032	1,250	170	—	—
	21,469	—	—	30.9182	December 31, 2029	—	—	—	—
Ming He Treasurer	14,070	930	—	16.8000	May 03, 2032	930	127	—	—
	89,454	—	—	2.7947	March 07, 2026	—	—	—	—

Compensation of Directors
We review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to us.
Agreements with Our Named Executive Officers
Below are descriptions of the material terms of the employment agreements and offer letters with Cenntro’s Named Executive Officers.
Employment Agreement with Peter Z. Wang
On August 20, 2017, CAG entered into an employment agreement with Mr. Wang to serve as Chief Executive Officer of CAG. The initial term of the employment agreement expires on August 19, 2022 and is automatically renewed for successive one-year periods unless terminated by either party prior to the expiration of any extended term. The employment agreement provides that Mr. Wang is entitled to an annual base salary (which is currently $350,000). Mr. Wang is not entitled to any cash severance under his employment agreement. Mr. Wang’s employment agreement contains customary restrictions on competition, solicitation and the disclosure of confidential information. In connection with the closing of the Combination, CAC assumed the rights and obligations of CAG under the employment agreement with Mr. Wang.
Employment Agreement with Edward Ye
On March 1, 2024, the Board appointed Edward Ye, the corporate controller of the Company to serve as the Company’s acting CFO with annual compensation of US$91,555 to fill the vacancy created by Mr. Cheng effective as of March 1, 2024.
Employment Agreement with Ming He
On August 20, 2017, CAG entered into an employment agreement with Mr. He to serve as Chief Financial Officer of CAG. The initial term of the employment agreement expired on August 19, 2022 has been automatically renewed for successive one-year periods unless otherwise terminated by either party prior to the expiration of any extended term. The employment agreement provides that Mr. He is entitled to an annual base salary (which is currently $250,000). Mr. He is not entitled to any cash severance under his employment agreement. Mr. He’s employment agreement contains customary restrictions on competition, solicitation and the disclosure of confidential information. In 2021, CAC assumed the rights and obligations of CAG under Mr. He’s employment agreement. On May 3, 2022, Mr. He was appointed as Treasurer of the Company.
Health and Welfare Benefits and Perquisites
All of Cenntro’s executive officers were eligible to participate in its employee benefit plans, including its medical, dental, vision, life and disability insurance plans, in each case on the same basis as all of its other employees. Cenntro does not maintain any retirement plans or executive-specific benefit or perquisite programs. Following the closing of the Combination, we provide employees, including our executive officers, the same benefits.
Annual Cash Bonuses
None of Cenntro’s executive officers were eligible to receive a cash bonus for the year ended December 31, 2025.
Equity Incentive Awards
Cenntro has historically granted stock options to its employees, including its executive officers. On the Implementation Date, and pursuant to the Scheme, the Company assumed CEGL’s obligations with respect to the settlement of stock options that were issued by CEGL prior to the Implementation Date pursuant to CEGL’s amended and restated 2016 incentive stock option plan and 2022 stock incentive plan (the “Share Option Plans”) by way adoption of a new incentive plan, the Company’s 2023 equity incentive plan (the “2023 Plan”).
Following the Implementation Date, no new options were issued under the Share Option Plans. The Company has assumed CEGL’s obligations with respect to the settlement of incentive options that were previously issued by CEGL under the 2023 Plan.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Information Statement contains “forward-looking statements” within the meaning of Section 21I of the Exchange Act and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). These forward-looking statements, include, without limitation: statements regarding new products or services; statements concerning litigation or other matters; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of our management’s goals and objectives; statements concerning our competitive environment, availability of resources and regulation; trends affecting our financial condition, results of operations or future prospects; our financing plans or growth strategies; and other similar expressions concerning matters that are not historical facts. Words such as “may”, “will”, “should”, “could”, “would”, “predicts”, “potential”, “continue”, “expects”, “anticipates”, “future”, “intends”, “plans”, “believes” and “estimates,” and variations of such terms or similar expressions, are intended to identify such forward-looking statements.
Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or our management’s good faith belief as of that time with respect to future events. Our actual results may differ materially from those expressed in, or implied by, the forward-looking statements due to a number of factors, including risks discussed in documents that we file with the SEC.
Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should review our subsequent reports filed with the SEC described in the sections of this Information Statement entitled “Additional Information,” all of which are accessible on the SEC’s website at www.sec.gov.

PROPOSALS ADOPTED BY SHAREHOLDER ACTION BY WRITTEN CONSENT
PROPOSAL ONE:
The increase of the authorized shares of Common Stock from 16,666,667 shares, par value $0.0001 per share, to 3,000,000,000 shares, par value $0.0001 per share, and preferred stock from 1,666,667 shares, par value $0.0001 per share, to 100,000,000 shares, par value $0.0001 per share. This action requires an amendment to the
Articles of Incorporation.
Summary
A copy of the Certificate of Amendment to the Certificate of Incorporation effecting the increase of authorized shares of capital stock is attached as Annex A to this Information Statement (the “Certificate of Amendment”).
The Certificate of Amendment will be effective on or about July 20, 2026.
Our Majority Shareholders have approved the increase of the authorized shares of Common Stock from 16,666,667 shares, par value $0.0001 per share, to 3,000,000,000 shares, par value $0.0001 per share, and preferred stock from 1,666,667 shares, par value $0.0001 per share, to 100,000,000 shares, par value $0.0001 per share. The effective will be on or about July 20, 2026 as disclosed in the Certificate of Amendment to be filed with the State of Nevada.
Background
The Board and Majority Stockholders has determined that it is in the best interests of the Company to increase the authorized shares of Common Stock from 16,666,667 shares, par value $0.0001 per share, to 3,000,000,000 shares, par value $0.0001 per share, and preferred stock from 1,666,667 shares, par value $0.0001 per share, to 100,000,000 shares, par value $0.0001 per share.
Other than as described above, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of capital stock resulting from the proposed increase in the number of authorized shares. The additional shares of capital stock will be available for issuance from time to time as determined by the Board.
Effect of the Authorized Capital Increase
If we issue additional shares of Common Stock (or securities convertible into, or exercisable or exchangeable for, shares of Common Stock) as described above, this could have the effect of diluting existing stockholders’ ownership. Further, depending upon the price at which shares might be issued, this may have the effect of depressing the price of shares of our Common Stock or diluting the book value of Common Stock per share or earnings per share. Additional issuances could also reduce the per share amounts available upon our liquidation, if that should occur. While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, the Board does not intend nor does it view the increase in authorized shares as an antitakeover measure, nor are we aware of any proposed or contemplated transaction of this type.
The issuance of additional shares in future transactions will allow the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:
1.	Dilution may occur due to the issuance of additional shares.
2.	Control of the Company by stockholders may change due to new issuances.
3.	The election of the Board will be dominated by large new stockholders, effectively blocking current stockholders from electing directors.
4.	Business plans and operations may change.
5.	Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.
The additional authorized shares of Common Stock when issued will have the identical powers, preferences, and rights as the shares now issued and outstanding, including the right to cast one vote per share and to receive dividends, if any.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company may not retain control of a majority of the voting shares of the Company. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than the market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.
There is no assurance that any effect of the price of our stock will result, or that the market price for our Common Stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem the best calculation to meet the market attractively. However, we cannot control the market’s reaction.

PROPOSAL TWO:
The approval of a reverse stock split of the authorized and unauthorized capital stock of the Company, at a ratio ranging between 1-for-2 and 1-for-250, with the exact ratio to be determined by the Board of Directors in its sole discretion, to be effected at any time prior to the one-year anniversary of the date of approval of this resolution.
Summary
The Board and Majority Stockholders approved a reverse stock split of the authorized and unauthorized capital stock of the Company, at a ratio ranging between 1-for-2 and 1-for-250, with the exact ratio to be determined by the Board of Directors in its sole discretion, to be effected at any time prior to the one-year anniversary of the date of approval of this resolution.
Background
The Board and Majority Stockholders has determined that it is in the best interests of the Company to approve a reverse stock split of the authorized and unauthorized capital stock of the Company, at a ratio ranging between 1-for-2 and 1-for-250 (the “Reverse Stock Split”), with the exact ratio to be determined by the Board of Directors in its sole discretion, to be effected at any time prior to the one-year anniversary of the date of approval of this resolution (the “Effective Date”).
The exact ratio to be chosen by the Board will be determined as to what is in the best interests of the Company, as the Board expects that it will increase the trading price of the Common Stock.
The Reverse Stock Split will be implemented simultaneously for all authorized, issued and outstanding shares. The Reverse Stock Split will affect all stockholders uniformly and will have no effect on the proportionate holdings of any individual stockholder, with the exception of adjustments related to the treatment of fractional shares (see below under the subheading “Fractional Shares”).
Registration and Trading of the Common Stock
The Reverse Stock Split will not affect the registration of the Common Stock or the Company’s obligation to publicly file financial and other information with the U.S. Securities and Exchange Commission (the “SEC”). When the Reverse Stock Split is implemented, the Common Stock will begin trading on a post-split basis on the Effective Date that the Company announces by press release. In connection with the Reverse Stock Split, the CUSIP number of the Common Stock (which is an identifier used by participants in the securities industry to identify the Common Stock) will change.
Fractional Shares
No fractional shares will be issued to any stockholders in connection with the Reverse Stock Split. Any fractional shares resulting from the Reverse Stock Split shall be rounded up such that each stockholder will be entitled to receive one share of Common Stock in lieu of the fractional share that would have resulted from the Reverse Stock Split.
Authorized Share Capital
At the time the Reverse Stock Split is effective, the Company’s authorized share capital will be consolidated at the same ratio meaning there will be a reduction in the authorized share capital of the Company by a factor of between 2 and 250 (as set out above under the subheading “Background”).
Street Name Holders of Shares of Common Stock
The Company intends for the Reverse Stock Split to treat stockholders holding shares of Common Stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures. Accordingly, stockholders holding shares of Common Stock in street name should contact their nominees.
Share Certificates
Mandatory surrender of certificates is not required by the Company’s stockholders. The Company’s transfer agent will adjust the record books of the Company to reflect the Reverse Stock Split as of the Effective Date. New certificates will not be mailed to stockholders.

No Appraisal Rights
No appraisal rights are available under the Nevada Revised Statutes or under our Charter Documents, as amended.
Interests of Officers and Directors in this Proposal
Our officers and directors do not have a direct interest in in this proposal.
United States Federal Income Tax Consequences of the Reverse Stock Split
The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to a stockholder (hereinafter a “U.S. stockholder”) that is a “United States person,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). This summary is not intended to be a complete discussion of all possible U.S. federal income tax consequences of the Reverse Stock Split and is included for general informational purposes only. Further, it does not address any state, local or foreign income or other tax consequences. For example, state and local tax consequences of the Reverse Stock Split may vary significantly as to each U.S. stockholder, depending upon the state in which such stockholder resides or does business. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our shares through such entities.
The discussion below is based on the provisions of the U.S. federal income tax law as of the date hereof, possibly with retroactive effect. This summary also assumes that the shares held by a U.S. stockholder prior to the Reverse Stock Split (“Old Shares”) were, and the shares owned by such stockholder immediately after the Reverse Stock Split (“New Shares”) will be, held as “capital assets,” as defined in the Code, generally property held for investment. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. The discussion below regarding the U.S. federal income tax consequences of the Reverse Stock Split also is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder is urged to consult with his, her or its own tax advisor with respect to the tax consequences of the Reverse Stock Split.
No gain or loss should be recognized by a U.S. stockholder upon such stockholder’s exchange, or deemed exchange, of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis and holding period of the New Shares received in the Reverse Stock Split should be the same as such stockholder’s aggregate tax basis and holding period in the Old Shares being exchanged. Special tax basis and holding period rules may apply to holders that acquired different blocks of stock at different prices or at different times. Holders should consult their own tax advisors as to the applicability of these special rules to their particular circumstances.
We are hereby notifying our stockholders of the approval of the Reverse Stock Split and, pursuant to the Exchange Act, filing this Information Statement, which will be mailed to all stockholders of record as of the record date established therefore.

PROPOSAL THREE:
The approval of a Certificate of Change Pursuant to NRS 78.209 to the Company’s Articles of Incorporation,
substantially in the form presented to the stockholders and attached as Annex B hereto.
Summary
The Board and Majority Stockholders approved a Certificate of Change Pursuant to NRS 78.209 to the Company’s Articles of Incorporation, substantially in the form presented to the stockholders and attached as Annex B hereto.
Background
The Board and Majority Stockholders has determined that it is in the best interests of the Company to adopt a Certificate of Amendment to the Company’s Articles of Incorporation, substantially in the form presented to the stockholders and attached as Annex B hereto immediately following the Reverse Stock Split. The purpose of the Certificate of Amendment is to update Article 3 of the Articles of Incorporation of the Company, where such paragraph describes the authorized capital stock of the Company.
No Appraisal Rights
No appraisal rights are available under the Nevada Revised Statutes or under our Charter Documents, as amended.
Interests of Officers and Directors in this Proposal
Our officers and directors do not have a direct interest in in this proposal.

ADDITIONAL INFORMATION
Please read all sections of this Information Statement carefully. The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all amendments to those reports, our Code of Ethics and any reports of beneficial ownership of our Common Stock filed by executive officers, directors and beneficial owners of more than 10 percent of the outstanding shares of our Common Stock are posted at sec.gov, or may be requested (exclusive of exhibits), at no cost by mail addressed to 33 Wood Avenue South, Suite 600, PMB #3572, Iselin, New Jersey 08830.
Web links throughout this Information Statement are provided for convenience only, and the content on the referenced websites are not incorporated into and do not constitute a part of this Information Statement.
DELIVERY OF MATERIALS TO SHAREHOLDERS WITH SHARED ADDRESSES
Beneficial holders who own their shares through a broker, bank or other nominee and who share an address with another such beneficial owner are being sent only one Information Statement unless those holders have requested to receive separate copies of these materials. If you wish to receive a separate copy of these materials or if you are receiving multiple copies and would like to receive a single copy, please contact 33 Wood Avenue South, Suite 600, PMB #3572, Iselin, New Jersey 08830. We will promptly deliver a separate copy to you upon written request.
Costs of the Information Statement
The Company is mailing this Information Statement and will bear the costs associated therewith. The Company is not making any solicitations. The Company will request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Annex A
CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
CENNTRO INC.
Cenntro Inc., a Nevada corporation, does hereby certify that:
ARTICLE I
NAME
The name of the Corporation is Cenntro, Inc. (the “Corporation”).
ARTICLE II
PURPOSE
The purpose for which this Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada Revised Statutes.
ARTICLE III
CAPITAL STOCK
Section 3.01. Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 3,100,000,000 shares, consisting of (a) 3,000,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and (b) 100,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). Fully paid stock of the Corporation shall not be liable to any further call or assessment.
Section 3.02. Preferred Stock. The Board of Directors is expressly authorized, subject to limitations prescribed by law, by resolution or resolutions, and by filing a certificate pursuant to the applicable law of the State of Nevada, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and to establish from time-to-time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof. The relative powers, preferences and rights of each series of Preferred Stock in relation to the Preferred Stock Designations of each other series of Preferred Stock shall, in each case, be as fixed from time-to-time by the Board of Directors in the resolution or resolutions adopted pursuant to the authority granted in this Section 3.02
ARTICLE IV
DIRECTORS
The number of directors shall be at least one (1) person, but not more than fifteen (15) persons. The number of Directors may be changed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.
ARTICLE V
BYLAWS
The Board shall have the power and is expressly authorized to adopt, amend, alter, or repeal the Bylaws. The Bylaws also may be restated or amended by the stockholders upon the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class; provided, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
A-1

ARTICLE VI
LIMITED LIABILITY, INDEMNIFICATION
Section 6.01. Limited Liability of Directors and Officers. The personal liability of the directors and officers of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of the Nevada Revised Statues and particularly Section 78.138.7 thereof, as the same may be amended and supplemented. Any repeal or modification of this Section 6.01 by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.
Section 6.02. Indemnification of Directors, Officers, and Agents. The Corporation may, to the fullest extent not prohibited by the Nevada Revised Statutes and otherwise as provided by the provisions of Section 78.7502 and 78.751 of the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under such provisions from and against any and all of the expenses, liabilities, or other matters referred to in or covered by such section as provided in the bylaws of the Corporation. Such right of indemnification shall be contingent upon, and shall exist only if, such person acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, where such person also had no reasonable cause to believe his or her conduct was unlawful. Such right of indemnification shall include the advancement of expenses as incurred and in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by the indemnified party to repay the advancements if it is ultimately determined by a court of competent jurisdiction that the indemnified party is not entitled to be indemnified. Expenses. Such right of indemnification shall not be exclusive of any other right which such directors, officers, employees, or agents of the Corporation may have or hereafter acquire, and such persons shall be entitled to their respective rights of indemnification under the Bylaws of the Corporation or any agreement, vote of stockholders, provision of law, or otherwise, as well their rights under this Section 6.02. The indemnification provided in this Section 6.02 shall continue as to a person who has ceased to be such a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.
ARTICLE VII
AMENDMENTS
From time to time any of the provisions of these Articles of Incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted in the manner and at the time prescribed by such laws, and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are granted subject to the provisions of this Article.
In Witness Whereof, the Corporation has caused this Certificate of Amendment to be signed by its officers thereunto duly authorized this XXth day of XXXX, 2026.

By:
Name:	Peter Wang
Title:	Chief Executive Officer, President, Chairman of the Board and Director

A-2

Annex B
Certificate of Change Pursuant to NRS 78.209

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).

2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.

3. Indicate the number of authorized shares and par value, if any of each class or series after the change.

4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.

5. Indicate provisions, if any, regarding fractional shares that are affected by the change.

6. NRS required statement.

7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.

8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: Cenntro Inc. Entity or Nevada Business Identification Number (NVID): E30165262023-0
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: (i) 3,000,000,000 shares of common stock, par value $0.0001 per share, and (ii) 100,000,000 shares of preferred stock, par value $0.0001 per share
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: [*] shares of common stock, par value of $0.0001 per share, and (ii) [*] shares of preferred stock, par value $0.0001 per share
4. Issuance:	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: Approximately [*] shares of common stock, par value of $0.0001 per share with rounding up fractional shares.
5. Provisions:	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: The company shall, in lieu of issuing any fractional shares, round up to the nearest whole number of shares. Such percentage will be less than 10%.
6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	X ____________________ Peter Z. Wang CEO Signature of Officer / Title / Date

This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.

Page 1 of 1
Revised: 8/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

24-hour, 2-hour and 1-hour Expedite Service Guidelines

IMPORTANT: To ensure expedited service, please mark "Expedite" in a conspicuous place at the top of the service request. Please indicate method of delivery.

24-HOUR EXPEDITE SERVICE

The Secretary of State offers a 24-hour expedite service on most filings processed by this office. If you choose to utilize this service, please enclose with your filing the additional expedite fee. Please note that this expedite fee is in addition to the standard fee charged on each filing and/or order. Check the 24-hour expedite box on your customer order instruction form. If not using our order form, state clearly in your cover letter that you are requesting 24-hour expedited service, include your telephone number and return information. Attach the order form or cover sheet to the *top* of your filing and submit to this office. Each filing will be returned by U.S.P.S. regular mail unless other arrangements are made. This office *does not* fax confirmation of a 24-hour expedite.

The fee for 24-hour handling ranges from $25.00 to $125.00. Please consult our fee schedules for the appropriate 24-hour expedite fee. If you require assistance, please contact this office.

Time Constraints: Each filing submitted receives same day filing date and may be picked up within 24-hours. Filings to be mailed the next business day if received by 2:00 pm of receipt date and no later than the 2nd business day if received after 2:00 pm. Expedite period begins when filing or service request is received in this office in fileable form.

2-HOUR EXPEDITE SERVICE

The Secretary of State offers a 2-hour expedite service on most filings processed by this office. If you choose to utilize the 2-hour expedite service, please enclose with your filing an additional $500.00 per filing and/or order. Please note that this expedite fee is in addition to the standard fee charged on each filing and/or order. Complete and submit the 2-hour customer order instruction form. If not using our order form, state clearly in your cover letter that you are requesting 2-hour expedited service and include your telephone number and return information. Attach the order form or cover sheet to the *top* of your filing and submit to this office. Each filing will be returned by U.S.P.S. regular mail unless other arrangements are made.

1-HOUR EXPEDITE SERVICE

The Secretary of State offers a 1-hour expedite service on most filings processed by this office. If you choose to utilize the 1-hour expedite service, please enclose with your filing an additional $1000.00 per filing and/or order. Please note that this expedite fee is in addition to the standard fee charged on each filing and/or order. Complete and submit the 1-hour customer order instruction form. If not using our order form, state clearly in your cover letter that you are requesting 1-hour expedited service and include your telephone number and return information. Attach the order form or cover sheet to the *top* of your filing and submit to this office. Each filing will be returned by U.S.P.S. regular mail unless other arrangements are made.

1-Hour and 2-Hour Time Constraints: Each filing submitted for either 1-hour or 2-hour expedite receives same day filing date and will be acknowledged by fax or e-mail within expedite service time. Failure to indicate method of acknowledgment (e-mail) or to provide a correct e-mail address may prevent the Secretary of State from acknowledging the filing of such documents. Filings may be picked up within the expedite service period. Filings to be mailed will be mailed out no later than the next business day following receipt. Expedite period begins when filing or service request is received in this office in complete filling condition.

The Secretary of State reserves the right to extend the expedite period in times of extreme volume, staff shortages or equipment malfunction. These extensions are few and will rarely extend more than a few hours.

Nevada Secretary of State Expedite Guidelines
Revised: 8/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation Fee Schedule
Effective 7-1-08
Page 1

PROFIT CORPORATIONS INITIAL FILING FEE : Pursuant to NRS 78, 80, 78A, and 89 Domestic and Foreign Corporations, Close Corporations and Professional Corporations.

Fees are based on the value of the total number of authorized shares stated in the Articles of Incorporation as prescribed by NRS 78.760:

$75,000 or less	$75.00
over $75,000 and not over $200,000	$175.00
over $200,000 and not over $500,000	$275.00
over $500,000 and not over $1,000,000	$375.00
OVER $1,000,000	
For the first $1,000,000	$375.00
For each additional $500,000 - or fraction thereof	$275.00
Maximum fee	$35,000.00

For the purpose of computing the filing fee, the value (capital) represented by the total number of shares authorized in the Articles of Incorporation is determined by computing the:

A. total authorized shares multiplied by their par value or;
B. total authorized shares without par value multiplied by $1.00 or;
C. the sum of (a) and (b) above if both par and no par shares.

Filing fees are calculated on a minimum par value of one-tenth of a cent (.001), regardless if the stated par value is less.

The 24-hour expedite fee for Articles of Incorporation for any of the above entities is $125.00 in addition to the filing fee based upon stock.

The 2-hour expedite fee is $500.00 in addition to the filing fee based upon stock.

The 1-hour expedite fee is $1000.00 in addition to the filing fee based upon stock.

PLEASE NOTE: the expedite fee is in addition to the standard filing fee charged on each filing and/or order.

24-HOUR EXPEDITE TIME CONSTRAINTS:

Each filing submitted receives same day filing date and may be picked up within 24-hours. Filings to be mailed the next business day if received by 2:00 pm of receipt date and no later than the 2nd business day if received after 2:00 pm.

Expedite period begins when filing or service request is received in this office in fileable form.

The Secretary of State reserves the right to extend the expedite period in times of extreme volume, staff shortages, or equipment malfunction. These extensions are few and will rarely extend more than a few hours.

Nevada Secretary of State Fee Schedule-NF Profit Pg1
Revised: 8/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Commercial Recordings Copies and Certification Services Fee Schedule

The following is a list of copies and certification services and the associated fees for Commercial Recording and apostille/certification services. Fees are per document unless otherwise noted.

SERVICE REQUESTED:

Copies	$2.00 per page
Certification of Document	$30.00
Search	$50.00
Certificate of Existence (evidence of good standing – short form)	$50.00
Certificate of Existence (listing amendments – long form)	$50.00
Ceremonial Certificate of Good Standing	$100.00
Certificate Evidencing Name Change	$50.00
Certificate of Fact of Merger	$50.00
Certificate of Default	$50.00
Certificate of Revocation	$50.00
Certificate of Dissolution	$50.00
Certificate of Withdrawal	$50.00
Certificate of Cancellation	$50.00
Certificate of Non-Existence	$50.00
Miscellaneous Certificates	$50.00
Apostille (Hague Treaty Nations)/Certification (Non-Hague Treaty Nations)	$20.00
Corporate Charter	$50.00
Ceremonial Charter	$100.00

EXPEDITE SERVICE:

Expedite service is available for copies, certificate and certification services. Fees for expedite service are in addition to the fees as listed above.

24 Hour Expedite Service: ***Order may be picked up or mailed out within 24-hours.***

Apostille	$75.00
Copies: Per entity name	$125.00
Certificates: Per entity name and certificate type	$125.00
Search: Expedite fee on search only; additional expedite fee required for copies	$125.00

2-Hour Expedite Service: ***Order may be picked up or mailed within 2-hours.***

1 or more certificates (per entity name and certificate type)	$500.00
1 or more copies (per entity name)	$500.00

1-Hour Expedite Service: ***Order may be picked up or mailed within 1-hour.***

1 or more certificates (per entity name and certificate type)	$1000.00
1 or more copies (per entity name)	$1000.00

BASIC INSTRUCTIONS:

1. All orders may be submitted via mail to the above address with all fees enclosed. Payment by VISA, Mastercard, Discover or American Express are accepted.
2. Orders can be emailed back on most occasions. All orders not specified as a pick-up are mailed out via first-class mail, unless a Federal Express number is provided, or other major courier pickup arrangement is made.
3. Fax back service is only available for certificates or copies of 50 pages or less. This service must be requested at time of order with complete fax information provided.
4. Each order will be returned to one address only.
5. Our office can no longer accept credit card payment via Email.

Nevada Secretary of State Fee Schedule-Copies
Revised: 8/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: CENNTRO INC. (the "Corporation") Entity or Nevada Business Identification Number (NVID): E30165262023-0
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☒ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☒ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 50.5% Or ☐ No action by stockholders is required, name change only.
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ____ Jurisdiction of formation: ____ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ____ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

NV011 -11/1/2023 Wolters Kluwer Online

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: XX/XX/2026 Time: XX:00 pm

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

(attach additional page(s) if necessary)

6. Signature: (Required)

X /s/ Peter Z. Wang
Signature of Officer or Authorized Signer

Peter Z. Wang, CEO
Title

X ______________________________
Signature of Officer or Authorized Signer

Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

See attached AMENDED AND RESTATED ARTICLES OF INCORPORATION

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

NV011 -11/1/2023 Wolters Kluwer Online